

NHI

Q2 2020 SUPPLEMENTAL

TABLE OF CONTENTS

FORWARD LOOKING STATEMENTS AND RISK FACTORS:

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain "forward-looking" statements as that term is defined by the Private Securities Litigation Reform Act of 1995. All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as "may," "will," "believes," anticipates," "expects," "intends," "estimates," "plans," and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking. Such risks and uncertainties include, among other things, the impact of COVID-19 on our tenants and the risks which are described under the heading "Risk Factors" in Item 1A in our Form 10-K for the year ended December 31, 2019. In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous. Unless otherwise noted, all amounts are unaudited and are as of or for the quarter ended June 30, 2020.

COVER: Ignite Medical Resort Oak Creek, operated by Ignite Medical Resorts, in Oak Creek, WI.

WE INVEST IN RELATIONSHIPS

NATIONAL HEALTH INVESTORS, INC. (NYSE: NHI), is a real estate investment trust specializing in sale-leaseback, joint-venture, mortgage and mezzanine financing of need-driven and discretionary senior housing and medical investments. NHI's portfolio consists of independent, assisted and memory care communities, entrance-fee retirement communities, skilled nursing facilities, medical office buildings and specialty hospitals.

LEADERSHIP



Eric Mendelsohn
President & CEO



Kristin S. Gaines
Chief Credit Officer



Kevin Pascoe
Chief Investment Officer



John Spaid
Chief Financial Officer



David Travis
Chief Accounting Officer



Michelle Kelly
SVP, Investments



Dana Hambly
VP, Investor Relations

ANALYST COVERAGE

Aaron Hecht, JMP Securities
Connor Siversky, Berenberg
Daniel Bernstein, Capital One Securities, Inc.
John Kim, BMO Capital Markets
Jordan Sadler, KeyBanc Capital Markets
Michael Lewis, Suntrust
Omotayo Okusanya, Mizuho Securities
Rich Anderson, SMBC Nikko Securities America, Inc.
Todd Stender, Wells Fargo

CONTACT INFORMATION

National Health Investors, Inc.
222 Robert Rose Drive
Murfreesboro, Tennessee 37129
615.890.9100 | investorrelations@nhireit.com

Transfer Agent
Computershare Trust Company, N.A
P.O. Box 43078
Providence, RI 02940-3078
800.942.5909

PORTFOLIO OVERVIEW

HIGHLIGHTS

- Diversified portfolio of exceptional healthcare properties
- Conservatively managed balance sheet
- Industry leading FFO growth
- Strong growing dividend



AS OF AUGUST 10, 2020

162	SENIOR HOUSING
76	SKILLED NURSING
3	HOSPITAL
2	MEDICAL OFFICE

243 PROPERTIES | 37 OPERATING PARTNERS | 34 STATES


PARTNERS[1]
12% NHC
8% ENSIGN
1% QUORUM
1% ACADIA
1% OTHER PUBLIC
11% HOLIDAY
7% LCS
17% BICKFORD
15% SLC
4% DISCOVERY
3% HSM
3% CHANCELLOR
3% SLM
11% OTHER REGIONAL
3% SMALL

Regional 56% Small 3%
Public 23% National Private Chain 18%


ASSETS[1]
26% SKILLED
3% HOSPITAL & MOB
13% INDEPENDENT LIVING
23% ENTRANCE FEE
27% ASSISTED LIVING
7% SENIOR LIVING CAMPUS
1%[2] OTHER INCOME

Sr. Hsng. Need-Driven 34% Medical 29%
Sr. Hsng. Discretionary 36%

[1] *Based on annualized cash revenue of $310,364,000 in place at June 30, 2020.*
[2] *Other income consists primarily of revenue from non-mortgage notes receivable.*

PORTFOLIO SUMMARY

as of June 30, 2020 (dollars in thousands)

	Properties	Units/ Sq. Ft*	YTD GAAP Revenue	YTD Straight Line	YTD Cash Revenue	Full Year Impact	Annualized Cash Revenue
Leases							
Senior Housing - Need Driven							
Assisted Living	93	5,088	$ 41,228	$ 3,442	$ 37,786	$ 39,305	$ 77,091
Senior Living Campus	14	1,976	12,219	1,230	10,989	11,290	22,279
Total Senior Housing - Need Driven	107	7,064	53,447	4,672	48,775	50,595	99,370
Senior Housing - Discretionary							
Independent Living	32	3,703	23,547	3,652	19,895	19,888	39,783
Entrance-Fee Communities	11	2,707	29,664	2,039	27,625	29,168	56,793
Total Senior Housing - Discretionary	43	6,410	53,211	5,691	47,520	49,056	96,576
Total Senior Housing	150	13,474	106,658	10,363	96,295	99,651	195,946
Medical Facilities							
Skilled Nursing	72	9,433	40,331	503	39,828	40,899	80,727
Hospitals	3	207	3,666	(438)	4,104	4,174	8,278
Medical Office Buildings	2	88,517*	334	1	333	334	667
Total Medical Facilities	77	9,640	44,331	66	44,265	45,407	89,672
Current Year Disposals			272	(34)	306	(306)	—
Total Leases	227	23,114	151,261	10,395	140,866	144,752	285,618
Escrow funds received from tenants			3,183		3,183	(3,183)	—
Total Rental Income			154,444		144,049	141,569	285,618
Mortgages and Other Notes Receivable							
Senior Housing - Need Driven	10	543	2,904		2,904	3,129	6,033
Senior Housing - Discretionary	2	714	6,537		6,537	6,914	13,451
Skilled Nursing	4	270	318		318	314	632
Other Notes Receivable	—		2,320		2,320	2,310	4,630
Total Mortgage and Other Notes	16	1,527	12,079		12,079	12,667	24,746
Current Year Note Payoffs			625		625	(625)	—
Investment and Other Income			123		123	(123)	—
Total Revenue			$ 167,271	$ 10,395	$ 156,876	$ 153,488	$ 310,364

OPERATING PARTNERS

Operating Partner	Description	Ownership	Market Focus	% of Revenue[1]
Bickford	Bickford Senior Living manages or operates over 60 independent living, assisted living, and memory care branches throughout the country. They are also an experienced developer, constructing over 150 communities.	Private	SHO	17%
Senior Living Communities	Senior Living Communities owns and operates luxury retirement communities located in Connecticut, South Carolina, North Carolina, Florida, Georgia and Indiana.	Private	SHO	15%
NHC National HealthCare Corporation	Founded in 1971, National HealthCare Corporation (NYSE: NHC) is a publicly traded operator, specializing in skilled nursing centers along with assisted and independent living facilities. NHC oversees more than 9,000 skilled nursing beds across 10 states, with properties located in the Southeastern, Northeastern, and Midwestern parts of the United States.	Public	SNF/SHO	12%
Holiday Retirement	Holiday Retirement is one of the largest providers of independent living communities in the U.S. Founded in 1971, they are a privately held company and currently operate more than 260 facilities.	Private	SHO	11%
Ensign Group	The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies and other rehabilitative and healthcare services at multiple locations across 13 states.	Public	SNF	8%
LCS	Based in Des Moines, Iowa, and established in 1971, Life Care Services operates and develops continuing care retirement communities, stand-alone assisted living, memory care, and rental communities nationwide.	Private	SHO	7%
Discovery Senior Living	For more than 25 years, Discovery Senior Living has become a recognized industry leader in developing, building and operating luxury, resort-style communities across the United States. Discovery provides more than 8,500 homes for seniors which include: villas, senior apartments, independent living, supervised independent living, assisted living and memory care homes.	Private	SHO	4%
CHC Chancellor Health Care, LLC	Chancellor Health Care is based in Windsor, California and formed in 1992. Chancellor operates on the full continuum of care and has more than 15 properties across 6 states, which include California, Colorado, Illinois, Maryland, Oregon, and Texas and serves over 750 seniors.	Private	SHO	3%
HSM	Health Services Management is a non-profit formed in 2000. The Company operates more than 20 skilled nursing and assisted living facilities located in Florida, Indiana, Tennessee, and Texas.	NFP	SNF	3%
SLM Senior Living Management Corporation	Senior Living Management Corporation is based in Coconut Creek, Florida and operates assisted living, memory care and skilled nursing facilities in Florida, Georgia and Louisiana.	Private	SHO	3%

[1]*Based on annualized cash revenue of $310,364,000 for contracts in place at June 30, 2020.*

EBITDARM LEASE COVERAGE

NHI TOTAL PORTFOLIO

Property Type	SHO	SNF	HOSP	MOB	TOTAL
Properties	133	74	3	2	212
1Q19	1.19x	2.68x	1.85x	2.28x	1.64x
1Q20	1.18x	2.81x	2.11x	6.22x	1.69x

Property Class	Need Driven	Need Driven excl. Bickford	Discretionary	Discretionary excl. SLC & Holiday	Medical	Medical excl. NHC
Properties	94	47	39	4	79	37
1Q19	1.13x	1.17x	1.24x	1.65x	2.60x	1.72x
1Q20	1.13x	1.15x	1.23x	1.74x	2.77x	2.01x

Customers	NHC[1]	SLC	Bickford[2]	Holiday
Properties	42	9	47	26
1Q19	3.76x	1.14x	1.10x	1.20x
1Q20	3.79x	1.06x	1.10x	1.20x

NHI SAME-STORE PORTFOLIO[3]

Property Type	SHO	SNF	HOSP	MOB	TOTAL
Properties	120	74	2	2	198
1Q19	1.20x	2.68x	1.53x	2.28x	1.66x
1Q20	1.19x	2.81x	1.48x	6.22x	1.70x

Property Class	Need Driven	Need Driven excl. Bickford	Discretionary	Discretionary excl. SLC & Holiday	Medical	Medical excl. NHC
Properties	82	40	38	3	78	36
1Q19	1.16x	1.18x	1.24x	1.67x	2.61x	1.67x
1Q20	1.15x	1.14x	1.23x	1.82x	2.76x	1.93x

Customers	NHC[1]	SLC	Bickford[2]	Holiday
Properties	42	9	42	26
1Q19	3.76x	1.14x	1.14x	1.20x
1Q20	3.79x	1.06x	1.15x	1.20x

All tables are based on the trailing 12 months and exclude transitioned properties under cash-flow based leases, loans, mortgages, development and lease up properties in operation less than 24 months, and assets held for sale. Coverage includes pro forma cash rent for stabilized acquisitions in the portfolio less than 24 months.

1 *NHC coverage is based on corporate-level FCCR and includes 3 independent living facilities.*

2 *Bickford had one development, that NHI exercised its purchase option on, roll into the EBITDARM calculation for 1Q20 data.*

3 *Excludes properties that have transitioned operators in past 24 months.*

PURCHASE OPTIONS & LEASE MATURITIES

Tenant Purchase Options (dollars in thousands)

Asset Type	Properties	Lease Expiration	1st Option Open Year	Option Type	Current Cash Rent ($)	% of Total[1]
MOB	1	February 2025	Open	A	312	0.10%
HOSP	1	March 2025	Open	B	2,016	0.65%
HOSP	1	September 2027	2021	D	2,760	0.89%
HOSP	1	June 2022	2022	A	3,502	1.13%
SNF	7	August 2028	2025	C	3,660	1.18%
SHO	2	May 2035	2027	B	5,114	1.65%
SNF	1	September 2028	2028	C	472	0.15%
						5.75%

Option Type:
- A. Greater of fixed base price or fair market value
- B. Fixed base price plus a specified share on any appreciation
- C. Fixed base price
- D. Fixed capitalization rate on lease revenue

[1] Based on annualized cash revenue of $310,364,000 for contracts in place at June 30, 2020.

Lease Maturities (annualized cash rent; dollars in thousands)

	Properties	SHO ($)	SNF ($)	Other ($)	Total ($)
2020	6	2,392	—	355	2,747
2021	7	2,020	1,276	—	3,296
2022	4	829	—	3,502	4,331
2023	15	11,637	3,537	—	15,174
2024	13	12,320	—	—	12,320
2025	3	506	—	2,328	2,834
2026	35	1,357	32,857	—	34,214
2027	5	13,312	—	2,760	16,072
2028	13	7,593	4,132	—	11,725
2029	31	58,335	13,550	—	71,885
Thereafter	95	85,645	25,375	—	111,020

INVESTMENT RATIONALE

WE INVEST IN RELATIONSHIPS, NOT JUST PROPERTIES

- FOCUSED ON GROWING WITH OUR 37 OPERATING PARTNERS AND SELECT NEW CUSTOMERS
- DIVERSIFIED INVESTMENT PLAN EMPHASIZING PRIVATE PAY SENIOR HOUSING PROPERTIES AND BEST-IN-CLASS SNF OPERATORS
- EXPERIENCED OPERATORS WITH PROVEN RECORD OF QUALITY CARE AND VALUE CREATION
- LOW LEVERAGE BALANCE SHEET AND STAGGERED LONG-TERM DEBT MATURITIES
- TARGET 60/40 EQUITY/DEBT FUNDING MIX

Investment History*
(dollars in millions)


$800
$700
$600
$500
$400
$300
$200
$100
$0
$752.1
$571.0
$310.1
$447.7
$214.0
$364.3
$329.0
$192.4
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2013
2014
2015
2016
2017
2018
2019
2020
Existing Relationship
New Relationship
10-Year Treasury
WACY


NOTES
8%
INVESTMENT STRUCTURE
LEASE
92%

*The average age of properties acquired since 2013-2020 is **15.7 years.** The total portfolio average age is **23.8 years.**

RECENT INVESTMENTS

Recent Lease Activity

(dollars in thousands)	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q2 2020								
Autumn Trace*	SHO	Lease	88/2	IN	7.25%	$ 14,250	$ (14,250)	$ —
Q1 2020								
Life Care Services	EFC	JV	401/1	WA	6.75%	134,892	(134,892)	—
Bickford Senior Living	SHO	Lease	60/1	MI	8.00%	15,100 [2]	(15,100)	—
						$ 164,242	$ (164,242)	$ —
Q4 2019								
41 Management	SHO	Lease	48/1	MN	7.23%	$ 9,340	$ (9,340)	$ —
Q3 2019								
Bickford Senior Living	SHO	Lease	60/1	IL	8.00%	15,100 [2]	(15,100)	—
Cappella Living Solutions*	SHO	Lease	51/1	CO	7.25%	7,600	(7,600)	—
Q2 2019								
Discovery Senior Living	SHO	JV	596/6	PA, MD, IN	6.50%	127,917	(127,917)	—
Comfort Care Senior Living	SHO	Lease	133/2	MI	7.75%	24,300	(24,300)	—
Q1 2019								
Holiday Retirement	SHO	Lease	232/1	FL	6.71%	38,000	(38,000)	—
Wingate Healthcare*	SHO/SNF	Lease	267/1	MA	7.50%	52,200	(51,118)	1,082
						$ 274,457	$ (273,375)	$ 1,082

Recent Loan Origination and Other Development Activity

(dollars in thousands)	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q2 2020								
Bickford Senior Living	SHO	Construction Loan	64/1	VA	9.00%	$ 14,200	$ (1,471)	$ 12,729
Watermark Retirement	SHO	Working Capital Note	420/2	CT	7.50%	5,000	—	5,000
Q1 2020								
Timber Ridge OpCo	SHO	Working Capital Note	N/A	N/A	6.00%	5,000	—	5,000
Bickford Senior Living	SHO	Mortgage	56/2	IN	7.00%	4,000	(4,000)	—
						$ 28,200	$ (5,471)	$ 22,729
Q4 2019								
41 Management	SHO	Second Mortgage	43/1	WI	13.00%	$ 3,870	$ (3,870)	$ —
Q3 2019								
Discovery Senior Living	SHO	Senior Mortgage	74/1	IN	7.00%	6,423	(6,423)	—
Discovery Senior Living	SHO	Working Capital Note	N/A	N/A	6.50%	750	(475)	275
Q2 2019								
Senior Living Communities	EFC	Senior Note	248/1	SC	7.25%	32,700	(32,700)	—
41 Management*	SHO	Construction Loan	53/1	WI	8.50%	10,800	(8,353)	2,447
						$ 54,543	$ (51,821)	$ 2,772
Other Loan and Development Commitments								
Life Care Services	EFC	Senior Note	446/1	AZ	7.25%	$ 118,800	$ (82,689)	$ 36,111
Life Care Services	EFC	Construction Loan	101/1	AZ	8.50%	61,200	(61,200)	—
Bickford Senior Living	SHO	Construction Loan	184/3	MI, VA	9.00%	42,900	(28,744)	14,156
Senior Living Communities	SHO	Revolving Credit	N/A	N/A	Variable	12,000	(10,996)	1,004
Ignite Medical Resorts*	SNF	Development Lease	144/1	WI	9.50%	25,350	(23,114)	2,236

** Indicates new operating relationship*

[1] Building count excludes renovations.

[2] Acquisition was partially funded with the cancellation of a $14 million construction loan due from Bickford.

CAPITALIZATION OVERVIEW

(dollar and share amounts in thousands)

QUARTER ENDED / AS OF	Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q2 2019
Balance Sheet Data					
Gross cost of real estate assets	$ 3,247,138	$ 3,228,132	$ 3,074,846	$ 3,060,283	$ 3,058,720
Total assets	3,166,971	3,167,835	3,042,235	3,019,360	2,997,381
Total liabilities	1,663,502	1,660,842	1,543,983	1,556,367	1,577,695
Total noncontrolling interests	11,110	11,435	621	627	641
Total stockholder's equity attributable to NHI	1,492,359	1,495,558	1,497,631	1,462,366	1,419,045
Operating Data					
Total revenue	$ 84,174	$ 83,076	$ 82,195	$ 81,682	$ 78,096
Rental revenue - GAAP	77,917	76,527	75,404	75,247	72,578
Straight-line rents	5,218	5,177	5,830	5,720	5,307
Rental revenue - Cash	72,699	71,350	69,574	69,527	67,271
Adjusted EBITDA[1]	78,594	76,836	76,952	77,232	73,519
Interest expense	13,557	14,140	14,374	14,661	13,746
General & administrative expense	3,032	4,311	3,611	2,802	2,972
Funds from operations per diluted common share	1.46	1.35	1.39	1.42	1.36
Normalized FFO per diluted common share	1.46	1.36	1.41	1.42	1.36
Normalized AFFO per diluted common share	1.35	1.29	1.30	1.32	1.26
Regular dividends declared per common share	1.1025	1.1025	1.05	1.05	1.05
Capitalization					
Common shares outstanding at end of each period	44,650	44,650	44,587	43,956	43,357
Market value of equity at end of each period	$ 2,711,148	$ 2,211,068	$ 3,632,949	$ 3,621,535	$ 3,383,147
Total debt	1,554,241	1,548,904	1,440,465	1,449,360	1,471,787
Secured debt	138,473	138,778	139,082	139,384	139,974
Net debt	1,507,388	1,502,855	1,435,250	1,443,478	1,466,152
Total market capitalization, including net debt	4,218,536	3,713,923	5,068,199	5,065,013	4,849,299
Ratios					
Interest coverage ratio	5.8x	5.4x	5.4x	5.3x	5.3x
Fixed charge coverage ratio	6.0x	5.6x	5.6x	5.3x	5.5x
Net debt to adjusted EBITDA (annualized)	4.8x	4.7x	4.7x	4.5x	4.8x
Net debt as a percentage of market capitalization	35.7%	40.5%	28.3%	28.5%	30.2%
Total Debt / Gross Assets	41.7%	41.8%	40.5%	41.2%	42.2%
Secured Debt / Gross Assets	3.7%	3.7%	3.9%	4.0%	4.0%
Dividend payout ratio for normalized FFO	75.5%	81.1%	74.5%	73.9%	77.2%
Dividend payout ratio for normalized AFFO	81.7%	85.5%	80.8%	79.5%	83.3%
Portfolio Statistics					
Number of properties (includes mortgages)	243	240	238	236	242

Credit Ratings	S&P Global	Fitch Ratings
Senior Unsecured Notes	BBB-	BBB-
Issuer	BBB-	BBB-
Outlook	Stable	Stable

[1] *For all periods presented the calculation of EBITDA includes GAAP interest expense, which excludes amounts capitalized during the period.*

CAPITAL STRUCTURE

Fixed Charge Coverage


10x
8x
6x
4x
2x
0x
5.8x
6.8x
5.6x
5.7x
6.0x
2016
2017
2018
2019
2020


DEBT¹
UNSECURED, VARIABLE
36%
UNSECURED, FIXED
55%
9%
SECURED, FIXED

Revolver Liquidity (dollars in millions)


$800
$700
$600
$500
$400
$300
$200
$100
$0
$300.0
$250.0
$142.0
$137.0
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Balance
Available

Net Debt to Adjusted EBITDA


5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
4.4x
4.2x
4.5x
4.7x
4.8x
2016
2017
2018
2019
2020²

(dollars in thousands)		Amount	Rate[3]	% of Total	Maturity[3]
Secured Debt					
Fixed Rate					
HUD Mortgage Loans	$	42,941	4.04%	2.9%	17 years
Fannie Mae Mortgage Loans		95,532	3.94%	6.1%	5 years
Total Secured Debt		138,473			
Unsecured Debt					
Fixed Rate					
Term Loans		340,000	3.27%[4]	21.8%	3 years
Private Placement		400,000	4.15%	25.6%	4 years
Convertible Senior Notes		60,000	3.25%	3.8%	1 year
Revolving Credit Facility		60,000	2.81%[4]	3.8%	
Variable Rate					
Revolving Credit Facility		353,000	1.36%	22.6%	2 years
Term Loans		210,000	1.51%	13.4%	2 years
Total Unsecured Debt		1,423,000			
Subtotal		1,561,473	2.87%	100.0%	3 years
Note Discounts		(1,300)			
Unamortized Loan Costs		(5,932)			
Total Debt	$	1,554,241			

[1] *Excludes impact of unamortized discounts and loan costs*
[2] *Annualized, see page 17 for reconciliation*
[3] *Weighted average*
[4] *Fixed using derivative rate swaps, which mature in 2021*

FINANCIAL

A DISCIPLINED APPROACH TO VALUE CREATION

- STEADY REVENUE AND CASH FLOW GROWTH
- STRONG RELATIVE LONG-TERM PERFORMANCE
- CONSISTENT DIVIDEND GROWTH AND HEALTHY PAYOUT RATIO

Cash NOI: 9.1% CAGR (dollars in millions)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$204.9
$225.5
$251.5
$271.5
$290.5
2015
2016
2017
2018
2019

Adjusted EBITDA: 8.4% CAGR (dollars in millions)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$216.2
$236.5
$265.0
$280.2
$298.4
2015
2016
2017
2018
2019

NFFO Per Share: 4.2% CAGR


$6
$5
$4
$3
$2
$1
$0
$4.67
$4.87
$5.29
$5.46
$5.50
2015
2016
2017
2018
2019

AFFO Per Share: 5.6% CAGR


$6
$5
$4
$3
$2
$1
$0
$4.10
$4.39
$4.75
$5.04
$5.10
2015
2016
2017
2018
2019

PERFORMANCE

Normalized FFO / Share (CAGR) NHI vs Peer Avg


10%
8%
6%
4%
2%
0%
1.3%
(8.0)%
2.0%
(6.7)%
3.6%
(6.8)%
3.7%
(5.4)%
4.9%
(3.8)%
2-Year
3-Year
4-Year
5-Year
6-Year

Peer Average Source: Wells Fargo Securities; based on results through 2019.

Dividends / Share (CAGR) NHI vs Peer Avg


10%
8%
6%
4%
2%
0%
5.0%
(10.1)%
5.1%
(6.5)%
5.2%
(4.0)%
5.3%
(2.7)%
6.2%
(1.8)%
2-Year
3-Year
4-Year
5-Year
6-Year

Peer Average Source: Wells Fargo Securities; based on results through 1H20.

Dividends Regular Special


$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

General & Administrative Cost as % of Total Revenue


9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
4.6%
3.9%
4.4%
4.3%
4.2%
2015
2016
2017
2018
2019

Total Return NHI MSCI US REIT Index S&P 500 TR Index


400%
350%
300%
250%
200%
150%
100%
50%
0%
(9.8)%
0.2%
35.8%
27.2%
22.1%
66.5%
45.5%
43.9%
122.8%
165.8%
138.1%
270.3%
3 Year Total Return
5 Year Total Return
7 Year Total Return
10 Year Total Return

Regular Dividends and Payout Ratio


DIVIDEND PER SHARE
NFFO PAYOUT RATIO
$4.40
$4.20
$4.00
$3.80
$3.60
$3.40
$3.20
$3.00
80%
75%
70%
65%
60%
55%
50%
$3.40
$3.60
$3.80
$4.00
$4.20
2015
2016
2017
2018
2019

BALANCE SHEETS

(in thousands, except share and per share amounts)

	June 30, 2020	December 31, 2019
Assets	*(unaudited)*	
Real estate properties		
Land	$ 219,919	$ 213,617
Buildings and improvements	3,025,619	2,836,673
Construction in progress	1,600	24,556
	3,247,138	3,074,846
Less accumulated depreciation	(555,762)	(514,453)
Real estate properties, net	2,691,376	2,560,393
Mortgage and other notes receivable, net	300,130	340,143
Cash and cash equivalents	46,853	5,215
Straight-line rent receivable	89,090	86,044
Assets held for sale, net	—	18,420
Other assets	39,522	32,020
Total Assets	$ 3,166,971	$ 3,042,235
Liabilities and Stockholders' Equity		
Debt	$ 1,554,241	$ 1,440,465
Accounts payable and accrued expenses	33,026	26,313
Dividends payable	49,226	46,817
Lease deposit liabilities	10,638	10,638
Deferred income	16,371	19,750
Total Liabilities	1,663,502	1,543,983
Commitments and Contingencies		
National Health Investors Stockholders' Equity:		
Common stock, $0.01 par value; 100,000,000 and 60,000,000 shares authorized; 44,650,002 and 44,587,486 shares issued and outstanding	447	446
Capital in excess of par value	1,505,265	1,505,948
Cumulative net income in excess (deficit) of dividends	(2,618)	(5,331)
Accumulated other comprehensive income	(10,735)	(3,432)
Total National Health Investors Stockholders' Equity	1,492,359	1,497,631
Noncontrolling interests	11,110	621
Total Equity	1,503,469	1,498,252
Total Liabilities and Stockholders' Equity	$ 3,166,971	$ 3,042,235

STATEMENTS OF INCOME

(in thousands, except share and per share amounts)

Quarter Ended June 30,		2020		2019
Revenues		*(unaudited)*		*(unaudited)*
Rental income	$	77,917	$	72,578
Interest income and other		6,257		5,518
		84,174		78,096
Expenses				
Depreciation		20,847		19,020
Interest		13,557		13,746
Legal		250		99
Franchise, excise and other taxes		145		775
General and administrative		3,032		2,972
Property taxes and insurance on leased properties		1,450		1,506
Loan and realty (gains) losses		(380)		—
		38,901		38,118
Loss from equity method investment		(848)		—
Net income		44,425		39,978
Less: net loss (income) attributable to noncontrolling interests		(57)		1
Net income attributable to common stockholders	$	44,368	$	39,979
Weighted average common shares outstanding:				
Basic		44,650,002		43,232,384
Diluted		44,650,002		43,498,021
Earnings per common share:				
Net income attributable to common stockholders - basic	$	0.99	$	0.92
Net income attributable to common stockholders - diluted	$	0.99	$	0.92

FFO, AFFO & FAD

(in thousands, except share and per share amounts)

Quarter Ended June 30,		2020		2019
Net income attributable to common stockholders	$	44,368	$	39,979
Elimination of certain non-cash items in net income:				
Depreciation		20,847		19,020
Depreciation related to noncontrolling interests		(210)		(7)
NAREIT FFO attributable to common stockholders		65,005		58,992
Normalizing items		—		—
Normalized FFO attributable to common stockholders		65,005		58,992
Straight-line rent revenue, net		(5,218)		(5,307)
Straight-line lease revenue, net, related to noncontrolling interests		30		2
Amortization of lease incentives		249		215
Amortization of original issue discount		101		195
Amortization of debt issuance costs		643		704
Equity method investment adjustments, net		29		—
Note receivable credit loss expense		(380)		—
Normalized AFFO attributable to common stockholders		60,459		54,801
Equity method investment capital expenditure		(105)		—
Equity method investment non-refundable fees received		101		—
Non-cash share-based compensation		470		477
Normalized FAD attributable to common stockholders	$	60,925	$	55,278
BASIC				
Weighted average common shares outstanding		44,650,002		43,232,384
NAREIT FFO attributable to common stockholders per share	$	1.46	$	1.36
Normalized FFO attributable to common stockholders per share	$	1.46	$	1.36
Normalized AFFO attributable to common stockholders per share	$	1.35	$	1.27
DILUTED				
Weighted average common shares outstanding		44,650,002		43,498,021
NAREIT FFO attributable to common stockholders per share	$	1.46	$	1.36
Normalized FFO attributable to common stockholders per share	$	1.46	$	1.36
Normalized AFFO attributable to common stockholders per share	$	1.35	$	1.26
PAYOUT RATIOS				
Regular dividends per common share	$	1.1025	$	1.05
Normalized FFO payout ratio per diluted common share		75.5%		77.2%
Normalized AFFO payout ratio per diluted common share		81.7%		83.3%

RECONCILIATIONS

(dollars in thousands)

Adjusted EBITDA Reconciliation	Quarter Ended June 30, 2020	2019
Net Income	$ 44,425	$ 39,978
Interest expense	13,557	13,746
Franchise, excise, and other taxes	145	775
Depreciation	20,847	19,020
Note receivable credit loss expense	(380)	—
Adjusted EBITDA	$ 78,594	$ 73,519
Interest expense at contractual rates	$ 10,569	$ 13,355
Interest rate swap payments, net	2,263	(350)
Principal Payments	305	294
Fixed Charges	$ 13,137	$ 13,299
Fixed Charge Coverage	6.0x	5.5x

Net Debt to Adjusted EBITDA	
Consolidated Total Debt	$ 1,554,241
Less cash and cash equivalents	(46,853)
Consolidated Net Debt	$ 1,507,388
Adjusted EBITDA	$ 78,594
Annualizing Adjustment	235,782
Annualized impact of recent investments	1,011
	$ 315,387
Consolidated Net Debt to Adjusted EBITDA	4.8x

Cash NOI	Q2 2020	Q2 2019	YTD 2020	YTD 2019
Rental Income	$ 77,917	$ 72,578	$ 154,444	$ 143,531
Straight-line rent income	(5,218)	(5,307)	(10,395)	(10,535)
Taxes and insurance on leased properties	(1,630)	(1,506)	(3,182)	(2,597)
Amortization of lease incentives	249	215	485	383
Lease payments received from tenants	$ 71,318	$ 65,980	$ 141,352	$ 130,782
Interest income and other	6,257	5,518	12,827	10,673
Amortization of commitment fees and discounts	(135)	(131)	(454)	(260)
Cash NOI	$ 77,440	$ 71,367	$ 153,725	$ 141,195
Period over Period increase ($)	$ 6,073		$ 12,530	
Period over Period increase (%)	8.51%		8.87%	

GLOSSARY

ANNUALIZED REVENUES

The term Annualized Revenue refers to the amount of revenue that our portfolio would generate if all leases and mortgages were in effect for the twelve-month calendar year, regardless of the commencement date, maturity date, or renewals. Therefore, annualized revenue is used for financial analysis purposes, and is not indicative of actual or expected results.

ADJUSTED EBITDA & EBITDARM

We consider Adjusted EBITDA to be an important supplemental measure because it provides information which we use to evaluate our performance and serves as an indication of our ability to service debt. We define Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Since others may not use our definition of Adjusted EBITDA, caution should be exercised when comparing our Adjusted EBITDA to that of other companies.

EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

CAGR

The acronym CAGR refers to the Compound Annual Growth Rate. The compound annual growth rate represents the year-over-year growth rate over a specified time period.

NORMALIZED FFO, AFFO & FAD

These operating performance measures may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO, normalized FFO, normalized AFFO & normalized FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of these operating performance measures, caution should be exercised when comparing our Company's FFO, normalized FFO, normalized AFFO & normalized FAD to that of other REITs. These financial performance measures do not represent cash generated from operating activities in accordance with generally accepted accounting principles ("GAAP") (these measures do not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and are not necessarily indicative of cash available to fund cash needs.

FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. The Company's computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or have a different interpretation of the current NAREIT definition from that of the Company; therefore, caution should be exercised when comparing our Company's FFO to that of other REITs. Diluted FFO assumes the exercise of stock options and other potentially dilutive securities. Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs.

We believe that FFO and normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

We believe that normalized AFFO is an important supplemental measure of operating performance for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease.

This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our convertible senior notes and debt issuance costs to be amortized as a non-cash adjustment to earnings. Normalized AFFO is useful to our investors as it reflects the growth inherent in our contractual lease payments without the distortion caused by non-cash amortization.

We believe that normalized FAD is an important supplemental measure of operating performance for a REIT, also providing a useful indicator of the ability to distribute dividends to shareholders. Additionally, normalized FAD improves the understanding of our operating results among investors and makes comparisons with: (i) expected results, (ii) results of previous periods and (iii) results among REITs, more meaningful. Because FAD may function as a liquidity measure, we do not present FAD on a per-share basis.

FACILITY TYPES

SHO - Senior housing
EFC - Entrance Fee Community
SNF - Skilled nursing facility
HOSP - Hospital
MOB - Medical office building

FIXED CHARGES

The term Fixed Charges refers to interest expense and debt principal.

Peer Average

The peer average calculations provided by Wells Fargo Securities include the following diversified healthcare REITs:

Ventas, Inc.
Welltower, Inc.
LTC Properties, Inc.
Healthpeak Properties
Sabra Health Care REIT, Inc.

STABILIZED LEASE

A newly acquired triple-net lease property is generally considered stabilized upon lease-up (typically when senior-care residents occupy at least 85% of the total number of certified units over at least a 12 month period) Newly completed developments, including redevelopments, are considered stabilized upon lease-up, as described above.

TOTAL RETURN

The term Total Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the dividend payment date.

WACY

The acronym WACY refers to Weighted Average Cash Yield, which is the anticipated rate of return upon initial investment excluding the impact of any discounts received or premiums paid